Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Vertical Bridge REIT, LLC
750 Park of Commerce Drive, Suite 200
Boca Raton, Florida 33487

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a wireless communication portfolio of tower sites and the related tenant leases in connection with the proposed offering of VB-S1 Issuer, LLC, Secured Tower Revenue Notes, Series 2024-1. Vertical Bridge REIT, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Sample Selection Procedures:

On March 27, 2024, representatives of Barclays, on behalf of the Company, provided us with a listing (the “Sample Listing”) that included (a) 50 Tower Sites (the “Sample Sites”) and (b) 50 Tenant Leases related to the Sample Sites (the “Sample Tenant Leases”).  We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

Representatives of Barclays, on behalf of the Company, provided us with (i) on April 3, 2024, a computer-generated data file and related record layout (the “Initial Statistical Data File”) containing data with respect to 4,873 tower sites (the “Tower Sites”) and the related 7,831 tenant leases (the “Tenant Leases”) and (ii) on April 12, 2024, a supplemental data file (the “Supplemental Data File”) containing the current term end and escalation percentage for each of the Tenant Leases set forth on the Initial Statistical Data File.  We were instructed by representatives of Barclays, on behalf of the Company, to adjust the Initial Statistical Data file with the corresponding information set forth on the Supplemental Data File.  The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the wireless communication tower site characteristics (the “Tower Site Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu

Tower Site Characteristics
1.	Ground interest	6.	Monthly ground rent expense*
2.	Site state	7.	Monthly revenue share rent expense*
3.	Tower type	8.	Ground lease expiration date@
4.	Tower height	9.	Site operating expense*
5.	Monthly revenue*	10.	CAM Revenue*
* As of February 20, 2024
@ For Sample Sites with a ground interest of “leased” set forth on the Ground Lease Agreement (as defined below).

We compared Tower Site Characteristic 1. to the corresponding information set forth on or derived from the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Title Insurance Policy,” “Deed” or “Easement Agreement.”

We compared Tower Site Characteristics 2. through 4. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”).  Further, at your instruction, with respect to Tower Site Characteristic 4., differences of 10 feet or less were deemed to be “in agreement.”

With respect to Tower Site Characteristic 5., we summed the monthly revenue of each tenant lease relating to each Sample Site (as set forth on the Statistical Data File) and compared the results of each summation to the corresponding monthly revenue set forth on the Statistical Data File.  Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

With respect to Tower Site Characteristics 6., for Sample Sites with a ground interest of (i) “owned” (as set forth on or derived from the Title Insurance Policy or Deed), we observed a value of zero on the Statistical Data File for the monthly ground rent expense, (ii) “leased” (as set forth on or derived from the Ground Lease Agreement), we compared the monthly ground rent expense (as set forth on the Statistical Data File) to the corresponding information set forth on or derived from the Ground Lease Agreement or (iii) “easement” (as set forth on or derived from the Easement Agreement), we did not perform any comparison.

With respect to Tower Site Characteristic 7., representatives of the Company provided us with screen shots from the Company’s servicing system containing the monthly revenue share rent expense for each tenant lease related to the Sample Sites that indicted a revenue share requirement on the Statistical Data File (the “Revenue Share Screen Shots”).  Further, at your instruction, differences less than the greater of $50 or 2.5% of the monthly revenue share rent expense indicated on the Statistical Data File were deemed to be “in agreement.”

We compared Tower Site Characteristic 8. to the corresponding information set forth on or derived from the Ground Lease Agreement.  Further, at your instruction, differences of 90 days or less were deemed to be “in agreement.”

With respect to Tower Site Characteristic 9., we recomputed the site operating expense as the sum of the (i) monthly ground rent expense (as determined above) and (ii) monthly insurance expense, monthly maintenance expense, monthly monitoring expense, monthly utility expense and monthly property tax expense (each as set forth on the “Unaudited Trial Balance” provided to us by the Company) and compared the results of each summation to the corresponding site operating expense set forth on the Statistical Data File.  Further, differences of $0.01 are deemed to be in agreement.

We compared Tower Site Characteristic 10. to a query prepared and delivered to us by the Company on April 15, 2024 (the “CAM Revenue Query”).

The Tower Site documents described above (including the CAM Revenue Query) and any other related documents used in support of the Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tower Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation.  In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.
Tenant Lease Characteristics
1.	Parent	7.	Total number of renewals*
2.	Lease current expiration date*	8.	Renewals remaining*
3.	Lease final expiration date	9.	Current term end (years)*
4.	Lease escalation frequency	10.	Final term end (years)
5.	Escalation type	11.	Monthly revenue*
6.	Billing frequency	12.	Escalation percentage
* As of February 20, 2024

We compared Tenant Lease Characteristics 1. through 10. to the corresponding information set forth on or derived from the tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”). Further, at your instruction, for purposes of our comparisons of Tenant Lease Characteristics 2. and 3., differences of 90 days or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristics 11. and 12. to the corresponding information set forth on or derived from the Tenant Lease Agreement.  For purposes of our comparisons, in instances in which the Tenant Lease Agreement refers to a variable escalation increase based on the consumer price index (“CPI”) or producer price index (“PPI”), we were instructed to compare the monthly revenue and escalation percentage to screen shots, provided to us by the Company, from the Company’s servicing system (the “Servicing System Screen Shots”).  Further, at your instruction, with respect to Tenant Lease Characteristic 11., differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

The Tenant Lease documents indicated above (including the Servicing System Screen Shots) and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Tower Site Documentation and Tenant Lease Documentation, respectively, except as described in Appendix A for the Tower Site Characteristics and Appendix B for the Tenant Lease Characteristics.  Supplemental information is contained on Appendix C and Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the wireless communication sites and the related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the wireless communication sites or the related tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 25, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following: In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description – Tower Site Characteristics

1	One difference in tower height.
2	One difference in ground lease expiration date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Two differences in lease final expiration date.
2	One difference in total number of renewals.
3	Two differences in renewals remaining.
4	Two differences in final term end.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2024

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Tower Site Characteristic	Tower Site Characteristic set forth on the Statistical Data File	Tower Site Characteristic set forth on the Tower Site Documentation

1	US-WI-5084	Tower height	260 ft.	244 ft.
2	US-AK-5208	Ground lease expiration date	12/31/2027	12/31/2028

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 25, 2024

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	20156	Lease final expiration date	12/31/2029	12/31/2049
1	19763	Lease final expiration date	12/31/2029	12/31/2049
2	7299	Total number of renewals	2	4
3	20156	Renewals remaining	0	4
3	19763	Renewals remaining	0	4
4	20156	Final term end	6 years	26 years
4	19763	Final term end	6 years	26 years

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.